UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2005

Affinia Group Intermediate Holdings Inc.
Affinia Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
	333-128166	20-1483322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1101 Technology Drive, Ann Arbor, Michigan	48108

(Address of principal executive offices)	(Zip Code)

(734) 827-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

The following information is provided pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition," and Item 7.01 of Form 8-K, "Regulation FD Disclosure."

On November 11, 2005, Affinia Group Inc. issued a press release reporting its financial results for the third quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

See "Item 2.02 Results of Operations and Financial Condition" above.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release issued November 11, 2005, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Affinia Group Intermediate Holdings Inc. Affinia Group Inc.

Date: November 14, 2005	By: /s/ Steven E. Keller Name: Steven E. Keller Title: General Counsel

EXHIBIT INDEX

99.1	Press release issued November 11, 2005, furnished herewith.